Ameristock Focused Value Fund

Supplement dated December 10, 2004 to the Prospectus dated November 1, 2004

The following information supplements the prospectus dated November 1, 2004, for the Ameristock Focused Value Fund (the “Fund”).  If you do not have a copy of the prospectus, call the Fund at (800) 394-5064 or visit the Fund’s Internet site at http://www.ameristock.com.

The Board of Trustees of Davis Park Series Trust, upon the recommendation of Ameristock Corporation (the “Adviser”), approved a plan to liquidate and terminate the Fund.  The liquidation is expected to occur on or about January 14, 2005 (the “Liquidation Date”).  The Adviser’s recommendation to the Board to approve the liquidation plan was based on the failure of the Fund to reach the asset level necessary to permit efficient and profitable operation of the Fund.  As a result, the Board has concluded that it is in the best interests of shareholders to liquidate the Fund.  The Fund has begun to liquidate its portfolio holdings and will, as appropriate and as necessary in light of redemption requests, continue to convert all of its holdings to cash or cash equivalents between the date of this Supplement and the Liquidation Date.

As of the date of this Supplement, the Fund is no longer accepting any purchase requests for Fund shares.  At any time prior to the Liquidation Date, you may redeem shares of the Fund pursuant to the procedures set forth in the Prospectus.  Beginning on the date of this Supplement, the Fund will waive the 1% redemption fee on shares redeemed within three years of purchase.

Shareholders of the Fund who do not redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them when the liquidation occurs.  The proceeds will be the net asset value of such shares as of the Liquidation Date, after provision for payment of any remaining charges, taxes, expenses and liabilities.

Please Retain This Supplement For Future Reference